Supplement Dated February 20, 1998
                       ----------------------------------
                         to Prospectus Dated May 1, 1997
                         -------------------------------
                            Pauze' Tombstone Fund(TM)
                            -------------------------

The following financial highlights for the period ending October 31, 1997, are derived from the unaudited financial statements of the Fund. The financial highlights are an integral part of, and should be read in conjunction with, the audited financial statements. The unaudited financial statements of the Fund are included in the Semi-Annual Report to Shareholders for the period ended October 31, 1997 and are incorporated by reference in the Fund's Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS
                            For the six months ended
                          October 31, 1997 (unaudited)

                                                Class A              Class B
                                              ----------           ----------

Net asset value, beginning of period          $    10.00           $    10.00

Income from investment operations:
     Net investment income                         (0.04)               (0.07)
     Net realized and unrealized
     gain (loss) on investments                    (0.89)               (0.89)

Total from investment operations                   (0.93)               (0.96)

Less distributions to shareholders:
     None

Net asset value, end of period                $     9.07           $     9.04

Total investment return(1)                         (18.6%)              (19.2%)

Ratios/Supplemental Data:

     Net assets, end of period                $1,262,845           $2,898,473
     Ratio of expenses to average
     net assets(1)(2)                               2.92%                3.72%
     Portfolio turnover rate                        35.2%                35.2%

(1)  Annualized
(2) Net investment income is net of expense reimbursements and fee waivers of $0.002 and $0.002 per share for Class A and Class B, respectively. Had such reimbursements not been made, the annualized expense ratio would have been 3.34% and 4.16% for Class A and Class B, respectively, and the annualized net investment income ratio would have been (2.16%) and (2.98%) for Class A and Class B respectively.

     At the end of the Section entitled "Other Policies That Affect Your Sales Charge," pages 11-12 of the Prospectus, the following language should be inserted:

     "Under certain circumstances, the Distributor may increase or decrease the reallowance amounts paid to participating broker-dealers for sales of Class A and Class B shares."

     The following language should be read in conjunction with the Sections entitled "Investment Objective and Risk Considerations", pages 4-5 of the Prospectus, "Index Performance", pages 5-6 of the Prospectus and "Investment Policies and Risks", pages 6-8 of the Prospectus:

     "Under normal market conditions, the Fund will invest in the common stocks of the companies that comprise the Pauze' Tombstone Common Stock Index(TM) (the Index) in approximately the same proportions as those common stocks have in the Index. However, when the Advisor determines that market conditions so warrant, the Fund's investments in those common stocks may vary from their proportions in the Index, and at times such variance may be significant. Any such variance will make it more likely that the Fund's performance will vary from the performance of the Index."

     As of October 31, 1997,  the Angelus  Funeral  Home  PreNeed  Trust and the
Angelus Rosedale Endowment Care Fund may be deemed to control the Fund as a result of their beneficial ownership of Fund shares.

     Tait, Weller & Baker, 8 Penn Center Plaza, Philadelphia, PA 19103, has been selected as independent accountants for the Trust for the fiscal year ending April 30, 1998.

     Effective January 30, 1998, Mr. David D. Jones resigned as Assistant Portfolio Manager for the Fund(TM). Mr. Philip C. Pauze' remains as Portfolio Manager for the Fund.